                            SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                     of 1934

                                 (Amendment No.)

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

[X] Definitive Information Statement

                            Capital Properties, Inc.

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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4) Date Filed:

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
                              INFORMATION STATEMENT

                            Capital Properties, Inc.
                                 100 Dexter Road
                         Providence, Rhode Island 02914
                              Phone (401) 435-7171

                                November 14, 2001

                                  INTRODUCTION

          This Information Statement is being furnished to the holders of common stock, par value $1.00 per share (the "Common Stock") of Capital Properties, Inc., a Rhode Island corporation (the "Company"), in connection with the approval of the holders of a majority of the issued and outstanding Common Stock by written consent dated as of October 31, 2001 of an amendment to the Company's Articles of Incorporation (the "Amendment"), the form of which is attached hereto as Exhibit A. The purpose of the Amendment is to provide the Company with the necessary flexibility to qualify as a Real Estate Investment Trust ("REIT") (as defined under Section 856 of the Internal Revenue Code of 1986, as amended (the "Code")). The Company has not decided to make an election to become a REIT and depending on future circumstances, it may never do so. The Company will do so only if it determines that such qualification would be in the best interests of the Company and its shareholders. Any such determination would take into account the Company's financial condition and operations, market conditions and tax laws, among other things. Twenty days from the date of mailing of this Information Statement, the Amendment shall be filed with the Secretary of State of the State of Rhode Island and upon acceptance of the Amendment by the Secretary of State, the Amendment shall be effective.

          The Amendment shall effect the following changes to the Company's Articles of Incorporation (the "Articles"):

     - Expand the purpose or purposes which the Company is authorized to pursue to expressly permit it to qualify as a REIT;

     - Increase the total number of shares of stock of all classes that the Company will have the authority to issue from the presently authorized 3,000,000 shares of Common Stock to 7,300,000 shares of capital stock divided into three classes as follows: (a) 6,000,000 shares of Class A Common Stock, $0.01 par value per share ("Class A Common Stock"), (b) 300,000 shares of Class B Common Stock, $0.01 par value per share, ("Class B Common Stock"), and (c) 1,000,000 shares of Excess Stock, $0.01 par value per share ("Excess Stock");

     - Convert automatically the presently existing issued and outstanding shares of Common Stock into a like number of shares of Class A Common Stock; and

     - Restrict certain share ownerships and transfers that could potentially result in disqualification of the Company as a REIT.

          This Information Statement is being mailed on or about November 14, 2001, to holders of record of Common Stock of the Company on October 31, 2001. There were approximately 421 holders of record of Common Stock on such date.

                                  REQUIRED VOTE

          Pursuant to Section 7-1.1-54(a)(1) of the Rhode Island Business Corporation Act (the "RIBCA"), the Board of Directors (the "Board"), at a meeting held on October 30, 2001, which was attended by all members of the Board, adopted a resolution setting forth the proposed Amendment and directing that it be submitted to a vote of the shareholders. Section 7-1.1-54(a)(3) of the RIBCA requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock to approve the Amendment. Pursuant to Section 7-1.1-30.3 of the RIBCA and the authority granted in Article SIXTH, Section II of the Articles, on October 31, 2001, the holders of 1,569,738 shares of Common Stock, or 52.3%, of the outstanding shares of Common Stock, executed a written consent approving the proposed Amendment and directing that the same be filed with the Secretary of State of the State of Rhode Island. Accordingly, no additional approval of the Amendment by the Company's shareholders is required.

   WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY




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
                           RECOMMENDATION OF THE BOARD

          THE BOARD UNANIMOUSLY APPROVED THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION AND RECOMMENDED THE SAME TO THE COMPANY'S SHAREHOLDERS. THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK HAVE EXECUTED WRITTEN CONSENTS APPROVING THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION AND DIRECTING THAT THE SAME BE FILED WITH THE SECRETARY OF STATE OF THE STATE OF RHODE ISLAND. NO ADDITIONAL APPROVAL FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION IS REQUIRED.

          THE BOARD OF DIRECTORS HAS NOT ELECTED, NOR HAS IT DETERMINED THAT IT WILL ELECT, TO QUALIFY AS A REIT. NO ASSURANCES CAN BE MADE THAT THE COMPANY WILL DETERMINE TO QUALIFY AS A REIT OR THAT IF SUCH DETERMINATION IS MADE, THE COMPANY WILL BE ABLE TO QUALIFY AS A REIT.

                            REASON FOR THE AMENDMENT

          The Company has adopted the Amendment to position itself to qualify as a REIT should it elect to do so in the future. The discussion that follows deals in summary fashion with provisions of the Amendment and the Code. These discussions are qualified in their entirety by reference to the text of the Amendment and the Code. If the Company decides to elect to be taxed as a REIT (the "REIT Election"), such tax treatment could provide the Company with significant tax benefits, but it also carries with it significant obligations and operational restrictions. Whether the Company makes the REIT Election at some future date will depend on the Company's financial condition, the nature of its operations, the character of its properties and any amendments to the Code or other applicable Federal or state law that might affect the impact of a REIT Election on the Company and its shareholders.

          QUALIFICATION AS A REIT

          Qualification as a REIT carries with it Federal income tax advantages summarized as follows:

     - A REIT may deduct from its taxable income the amount it pays to its shareholders as dividends. This eliminates the two tiers of taxation imposed on most other corporations.

     - Certain characteristics of a REIT's income may be passed through to the REIT's shareholders (e.g., ordinary income or long term capital gains).




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
     - A REIT can be structured to shield foreign shareholders from FIRPTA liability (FIRPTA is a withholding tax placed on foreign person's investment in U.S. real property including REITs). Additionally, investing in a REIT does not cause a foreign investor to be engaged in a U.S. trade or business as would an investment in a partnership.

     - REIT dividends are generally not considered unrelated business taxable income for tax-exempt entities.

          Although a REIT enjoys advantaged tax status, there are a number of restrictions as to the nature of its business activities, income and assets. Simply put, REITs must be passive owners of real estate, performing for tenants no more than the ordinary and customary level of service performed by most owners of leased real estate. Management of REIT property and services furnished to tenants of such property, however, may be performed by an independent contractor from whom the REIT does not receive any income or by a taxable REIT subsidiary.

          The Code imposes asset, income and shareholder qualification tests, which may be summarized as follows:

     - No more than 25% of the value of a REIT's gross assets, determined quarterly, can consist of securities (other than government securities and securities of other qualified REITs);

     - No more than 5% of the value of a REIT's gross assets, determined quarterly, can consist of securities of any one issuer (other than a taxable REIT subsidiary and other qualified REITs);

     - No more than 20% in value of a REIT's gross assets, determined quarterly, can consist of one or more taxable REIT subsidiaries;

     - A REIT may own no more than 10% of voting securities of any one issuer (other than a qualified REIT) or 10% of the total value of the outstanding securities of any one issuer (other than a qualified REIT or taxable REIT subsidiary) at the end of each quarter of the taxable year.

     - At any time during the second half of the taxable year, no more than 50% in value of the outstanding shares may be owned (directly or indirectly) by five (5) or fewer individuals, and at all times the Company's shares must be beneficially owned by more than one hundred
          (100) persons.

     - At least 75% of the value of gross assets, determined at the end of each quarter of the taxable year, must consist of:

          -    Real estate assets;


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
          -    Cash and cash items; and

          -    Government securities.

     -    Annually, at least 75% of gross income must be derived from:

          -    Rents from real property;

          - Interest on obligations secured by mortgages on real property or interests in real property;

          - Gain from the disposition of non-dealer real property, including mortgages or interest in real property;

          - Dividends, other distributions and gain from the disposition of shares in other REITs;

          -    Commitment fees received for agreeing to make real estate loans;

          -    Certain qualified temporary investment income; and

          -    Certain other items.

     -    Annually, at least 95% of gross income must be derived from:

          -    Items qualifying under the 75% gross income test;

          -    Dividends and interest; and

          -    Gain from disposition of stock and securities.

     - Annually, at least 90% of taxable income (excluding net capital gains and certain non-cash income) must be distributed to its shareholders.

     - At all times, at least 55% of a REIT's gross assets must be maintained in real estate assets, mortgage loans, qualifying pass-through certificates and certain other qualifying interests in real estate. (Note: This is not a tax test. It is an interpretation of the staff of the Securities and Exchange Commission ("SEC") in order to qualify for an exemption under the Investment Company Act of 1940, as amended).

          The Company believes that the tax and other advantages of a REIT election may at some point in the future be in the best interests of the Company and its shareholders. Accordingly, the Company has adopted the Amendment in order to ensure that it will be able to make the REIT Election in a timely manner should it determine that it would be in the best interests of the Company and its shareholders.



          SHAREHOLDER LIMITATIONS

          Most of the restrictions placed on a REIT are within the Company's exclusive control. The Company can purchase or dispose of assets, modify its operations and restrict its activities as it sees fit to meet the various asset and income tests. However, there are two (2) limitations with respect to share ownership, which the Company must meet in order to qualify, and continue to qualify, as a REIT. First, the shares of the

Company must be owned beneficially by more than one hundred (100) persons (the "100 Shareholder Limitation"). Second, no more than 50% in value of the Company's outstanding shares may be held by five (5) or fewer individuals (the "50% Limitation"). Prior to the approval of the Amendment by a majority of the Company's shareholders, the Company did not impose any restrictions on the amount of Common Stock that an individual or entity could acquire. Certain provisions of the Amendment are designed to ensure that the Company meets these tests. Additionally, the Company plans to take certain other steps to restrict ownership of the Company's outstanding shares and to otherwise prevent the Company from exceeding the 50% Limitation. In addition, the Amendment provides that any purported transfer that, if effective, would result in shares of the Company's stock being beneficially owned by fewer than 120 persons within the meaning of Section 856(a)(5) of the Code shall be void ab initio and the intended transferee shall acquire no rights in such shares. The Company chose the limit of 120 as opposed to 100 in order to give it advance warning of the potential for violating the 100 Shareholder Limitation.



          THE SHARE OWNERSHIP LIMIT AND EXCESS STOCK

          The Amendment will prevent any person or entity (other than an Exempt Person or Exempt Organization as described below) from directly or indirectly acquiring or holding beneficial ownership of more than 5% in value of the aggregate value of all outstanding shares of the Company (the "Share Ownership Limit"). In determining the beneficial ownership of any Person, the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h) of the Code, shall apply. In general, these rules require that stock owned by brothers, sisters, lineal ascendants and descendants of any individual will be deemed to be owned by such individual. Additionally, stock owned by certain closely held corporations is treated as being owned by each of the stockholders of such corporation. The Amendment authorizes the Board to determine the value of a shareholder's total holdings in the Company in order to apply the Share Ownership Limit. Based upon the advice of Burnham Securities Inc., the Company's financial advisor, the Board has determined that in the absence of a public market for Class B shares, the value of the Class B shares is less than the value of the Class A shares as established in the public trading market for Class A Shares. Additionally, the Board has determined that Excess Stock will have a nominal value in light of the fact that such shares have no voting rights, will not participate in dividends, are subject to redemption by the Company at the lesser of the price paid for the shares from which they were converted or the then market price, will not be admitted for trading on any national securities exchange and no public market is likely to exist for such shares. The foregoing Board determinations will be reassessed by the Board from time to time and as circumstances dictate.

          As of the effectiveness of the Amendment (the "Amendment Effective Date"), if on or after October 30, 2001 any individual (other than an Exempt Person or Exempt Organization, as described below) acquires or holds beneficial ownership of any class or series of the Company's securities the aggregate value of which at any time exceeds the Share Ownership Limit, all shares in excess of the Share Ownership Limit shall automatically and without further action be converted into an equal number of shares of Excess Stock. These shares of Excess Stock will be deemed to have been transferred to the Company as trustee of a trust for the benefit of the individual or individuals to whom such Excess Stock can ultimately be transferred without violating the Share Ownership Limit. The Company will have the right for ninety (90) days following such transfer to redeem such Excess Stock at the lesser of the price per share paid in the transaction that created the Excess Stock or the market price. The Person that acquired or otherwise held the shares converted into shares of Excess Stock will have no rights in such Excess Stock except the right to designate a transferee of its interest in the trust. Upon the transfer of an interest in the trust, the corresponding shares of Excess Stock that are represented by the transferred interest in the trust shall be automatically converted into an equal number of shares of the same class and series from which they were originally converted and such shares shall be transferred of record to the transferee of the interest in the trust. Upon any conversion of Excess Stock into shares of Class A Common Stock or Class B Common Stock, the interest in the trust representing such Excess Stock shall automatically terminate.

          The Share Ownership Limit was established at 5% because certain of the Company's existing shareholders own more than 5% and will not immediately be subject to the Share Ownership Limit. Currently, Robert H. Eder, the Company's Chairman, and his wife (the "Eders") together own 1,569,738 shares (or approximately 52.3%) of the issued and outstanding Common Stock. Pursuant to the Code, the Eders would be deemed a single individual. Mr. Lance S. Gad, a shareholder not affiliated with the Company or its management, owns 164,280 shares (or approximately 5.5%) of the issued and outstanding Common Stock. In order to avoid exceeding the 50% Limitation as described below (see "Rights Offering"), the Company and the Eders intend to take a series of actions to reduce the Eders' ownership to less than 29%. Assuming that Mr. Gad's ownership does not change, his shares, together with the Eders' shares would represent less than 34.5%. Thus, three other shareholders holding shares representing the 5% Share Ownership Limit together with the Eders and Mr. Gad will hold less than 49.5% and therefore would not exceed the 50% Limitation.



          EXEMPT PERSONS

          The Share Ownership Limit was established at 5% in recognition of the fact that, as of October 30, 2001, there existed holders of shares in excess of the Share Ownership Limit. The Company has determined that each such person (an "Exempt Person") shall not be subject to the Share Ownership Limit, provided that if such Exempt Person acquires additional shares, such shares shall automatically be converted to Excess Stock and provided further that if such Exempt Person's ownership percentage is reduced [by sale, transfer (other than by gift or bequest), dilution or otherwise], it may not thereafter increase. Once any Exempt Person's ownership percentage falls below the Share Ownership Limit, such Exempt Person shall thereafter be treated as any other holder of the Company's securities. See "MODIFICATION OF SECURITIES - Description of Material Differences."



          EXEMPT ORGANIZATIONS

          The Code and interpretative rulings permit certain domestic pension and profit sharing plans to be treated as pass through entities for purposes of shareholders' ownership tests for REITS. Accordingly, under the Amendment, all such plans are excluded from the Share Ownership Limit. However, individuals, who are beneficiaries of such plans, will be treated as owning their proportionate share of the shares owned by any such plan based on their interest in the Plan for purposes of calculating whether or not they exceed the Share Ownership Limit. In addition, any shares held by any Person that in the opinion of counsel to the Company will not be deemed to be an individual within the meaning of Section 542 of the Code as modified by Section 856(h) of the Code shall be excluded from the Share Ownership Limit.



          CLASS B COMMON STOCK DIVIDEND

          The Amendment establishes some of the necessary framework for the Company to qualify as a REIT. As an additional means of facilitating the REIT Election, the Company intends immediately to declare a dividend of one (1) share of Class B Common Stock for each ten (10) shares of Class A Common Stock then issued and outstanding (with fractional shares being offered scrip which would entitle the holders thereof to acquire Class B Common Stock from other shareholders or to receive cash). This dividend will be paid pro rata to all holders of Class A Common Stock and thus will not materially change any shareholder's ownership percentage. As described below, issuance of the Class B Common Stock will ensure that the Company's management and operational control will remain relatively constant.



          RIGHTS OFFERING

          Should the Company determine to make the REIT Election, it presently intends to initiate one or more of the following rights or other offerings in order to reduce the Eders' percentage ownership in order not to exceed the 50% Limitation. Future circumstances, changes in the Code or other laws or other factors, however, may suggest a different course of action.

     - A rights offering of the Class A Common Stock to all holders of Class A Common Stock other than the Eders and Mr. Gad. Such offering will increase the number of issued and outstanding Class A Common Stock thereby reducing the percentage of such Class A Common Stock held by the Eders and Mr. Gad It is the present intention of the Board to permit Mr. Gad to participate in any rights offering to the extent that his subscription will not result in Mr. Gad owning more than 5.5% of value of the Common Stock (his current ownership percentage).

     - If necessary, a further or simultaneous offering of Class A Common Stock, which offering may include shares of Class A Common Stock held by the Eders in order to further reduce their ownership percentage.



          CLASSIFIED BOARD AND VOTING RIGHTS

          Fifteen days following the date that the Company makes a public announcement or other notice to the shareholders that the Board has made a REIT Election (the date of such announcement or notice being referred to herein as the "REIT Election Date"), the holders of Class A Common Stock shall be entitled, at the next annual meeting (or special meeting called for the purpose of electing directors) to elect one-third of the members of the Board (the "Class A Directors") and the holders of Class B Common Stock shall be entitled to elect the remainder of the members of the Board (the "Class B Directors"). The right of the holders of Class B Common Stock to elect approximately two-thirds of the Board allows the Eders to reduce their ownership of Class A Common Stock without disrupting the management of the Company.

          Until the Company makes the REIT Election, except as specifically required by law, the holders of the Class A Common Stock and the Class B Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the shareholders of the Company. Following the REIT Election, the holders of Class A Common Stock and Class B Common Stock shall vote as separate classes on the election of Class A Directors and Class B Directors and for certain major corporate actions such as mergers, liquidation and charter amendments ("Major Corporate Actions") or as otherwise required by law. In all other respects, the holders of Class A Common Stock and Class B Common Stock shall continue to vote (or render written consents in lieu of a vote) together as a single class.

          Unlike the changes in the voting power of the Class A Common Stock and Class B Common Stock, the 5% ownership limitation shall become effective as of October 30, 2001 upon the filing of the Amendment. The Company has determined that this limitation requires immediate effect to prevent individuals from accumulating large amounts of the Company's outstanding securities the result of which could impair the Company's ability to make the REIT Election in the future.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

          On October 30, 2001, to the best of the Company's knowledge, no person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) was the beneficial owner of more than 5% of the Company's outstanding Common Stock, except as follows:

                                                         Number         Percent
Name and Address                                     of shares held     of Class
----------------                                     --------------     --------
Robert H. Eder and Linda Eder .............           1,569,738 (1)       52.3%
2441 S.E. Bahia Way
Stuart, Florida 34996

Lance S. Gad ..............................             164,280            5.5%
1250 Fence Row Drive
Fairfield, Connecticut 06430



(1) Robert H. Eder and Linda Eder are husband and wife, and each holds 784,869 shares directly and may be deemed the beneficial holder of the other's shares.

          The following table reflects as of October 30, 2001, the beneficial ownership of shares of Common Stock of the Company by directors and officers of the Company, all shares being owned directly except as otherwise noted:

Name of Individual or                                        Shares     Percent
Identification of Group                                      Owned      of Class
-----------------------                                      -----      --------
Stephen J. Carlotti ................................             100        *
Ronald P. Chrzanowski ..............................           2,300        *
Barbara J. Dreyer ..................................           6,000        *
Robert H. Eder (1) .................................       1,569,738     52.3%
Harold J. Harris ...................................          11,000        *
Harris N. Rosen ....................................             600        *
Henry S. Woodbridge, Jr ............................           4,500        *
All directors and officers as a group (a total of 7)       1,594,238     53.1%

*    Less than 1%

(1)       Includes 784,869 shares held by his wife, Linda Eder.

                            DESCRIPTION OF SECURITIES

          The outstanding Common Stock of the Registrant is fully paid and non-assessable. The following summary description of certain provisions of the Company's Amendment does not purport to be complete and is qualified in its entirety by reference to said provisions.



          AUTHORIZED STOCK

          The total number of shares of stock of all classes of stock that the Company may issue is Seven Million Three Hundred Thousand (7,300,000) divided into the following three (3) classes: Six Million (6,000,000) shares of Class A Common Stock, $0.01 par value per share; Three Hundred Thousand (300,000) shares of Class B Common Stock, $0.01 par value per share; and One Million (1,000,000) shares of Excess Stock, $0.01 par value per share.

          LISTING

          The Company's Common Stock is presently listed on the American Stock Exchange. On the Amendment Effective Date, the Company anticipates that the Class A Common Stock will be listed on the American Stock Exchange. The Company intends to file an amended listing application with the American Stock Exchange reflecting the designation of its Common Stock as Class A Common Stock. The Company has no present plans to seek the listing of the Class B Common Stock on any national or regional stock exchange or on the National Association of Securities Dealers Automated Quotation National Market System (the "NASDAQ NMS")

          DIVIDENDS, RIGHTS ON LIQUIDATION AND VOTING

          Dividend Rights. Only the holders of shares of the Class A Common Stock and Class B Common Stock are entitled to receive such dividends as may be authorized by the Board of Directors out of assets legally available therefor. Each share of Class A Common Stock and Class B Common Stock entitles the holder thereof to an identical amount of any such dividend. Excess Stock shall not be entitled to any dividends. Any dividend or distribution paid prior to the discovery by the Company that shares of Class A Common Stock or Class B Common Stock have been converted into Excess Stock shall be repaid to the Company upon demand, and any dividend or distribution declared but unpaid shall be rescinded as void with respect to such shares of Excess Stock. In the event any shareholder fails or refuses to repay to the Company upon demand any dividend or distribution improperly paid with respect to Common Stock which had been converted into Excess Stock, the Company shall have the right to offset the entire amount of such improper dividend or distribution against any future dividend, distribution or liquidation payment to which such shareholder otherwise would have been entitled.

          Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Company, each holder of shares of Class A Common Stock or Class B Common Stock shall be entitled to receive, ratably with each other holder of such shares and holders, if any, of Excess Stock resulting from the conversion of Class A Common Stock or Class B Common Stock, that portion of the assets of the Corporation available for distribution to the holders of its Class A Common Stock, Class B Common Stock and Excess Stock as the number of such shares of each class of Common Stock held by such holder bears to the total number of such shares then outstanding.

          Rights in a Merger. In the event of a merger or consolidation of the Company with or into any other entity, the Board may in its discretion, immediately prior to the closing of such transaction, (i) redeem any outstanding Excess Stock in accordance with the terms of the Amendment (except such provisions limiting the time in which the Company may exercise its redemption rights), (ii) convert such shares of Excess Stock into shares of Class A Common Stock or Class B Common Stock (as applicable), (iii) make appropriate arrangements for the surviving entity in any such transaction to create a like class of shares to be held in trust in substantially the same manner as the Excess Stock to convert into such Excess Stock in such transaction, or (iv) make such other arrangements with respect to the Excess Stock as the Board deems appropriate.

          Voting Rights. Until the REIT Election Date except as specifically set forth below, or as otherwise required by law, the holders of Class A Common Stock and the holders of Class B Common Stock vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the shareholders of the Company. The holders of shares of Class A Common Stock and Class B Common Stock shall be entitled to vote on all matters submitted to the holders of Common Stock for a vote, at all meetings of the shareholders, and each holder of shares of Class A Common Stock and Class B Common Stock shall be entitled to one vote for each such share held by such shareholder.

          Holders of shares of Excess Stock shall not be entitled to any voting rights with respect to such shares. The shares of Excess Stock will not be considered to be issued or outstanding for purposes of any shareholder vote or for purposes of determining a quorum for such a vote. Subject to the RIBCA, effective as of the date of any conversion of Class A Common Stock or Class B Common Stock (or any change in the capital structure of the Company) into Excess Stock, any vote cast by the transferee of Excess Stock prior to the discovery by the Company that the shares of either the Class A Common Stock or Class B Common Stock are held in violation of the Share Ownership Limit shall be rescinded as void; provided, however, that if the Company has already taken irreversible corporate action, then such vote shall not be deemed rescinded. Until the Company has received notification that shares of either the Class A Common Stock or Class B Common Stock are held in violation of the Share Ownership Limit, the Company shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

          The Amendment changes the voting rights of the Class A Common Stock and Class B Common Stock on the fifteenth (15th) day following the REIT Election Date. On and after such date, the holders of the Class A Common Stock, voting as a separate class, shall be entitled to elect one-third of the members of the Board of Directors, or if the membership of the Board of Directors is not evenly divisible by three (3), the number of members equal to the whole numbers resulting from dividing the total authorized number of directors by three (3) and rounding the result up to the nearest whole number (the "Class A Directors"). The holders of the Class B Common Stock, voting as a separate class, shall be entitled to elect all remaining members of the Board of Directors (the "Class B Directors").

          At any annual or special meeting of the Company held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the then outstanding shares of Class A Common Stock and Class B Common Stock shall constitute a quorum for the election of that class's directors. The holders of at least a majority of the then outstanding shares of Class A Common Stock and Class B Common Stock (voting as a separate class) present in person or by proxy at any meeting relating to the election of directors (calculated after the determination of a quorum) shall then be entitled to elect that class's directors.

          In addition to those matters which the RIBCA requires the separate class vote of the holders of the Class A Common Stock and Class B Common Stock, as of and following the REIT Election Date, the Company will not, without the consent of the holders of a majority (or such greater amount as may be required by law) of either the Class A Common Stock or Class B Common Stock, voting as a separate class, take any of the following actions:

     - Merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of related transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any corporation, limited liability company, partnership, trust or any other entity of any kind or nature whatsoever or natural person, or permit any subsidiary to do so, except that any wholly owned subsidiary may merge into or consolidate with or transfer substantially all of its assets to the Company or any other wholly owned subsidiary of the Company.

     - Liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction.

     -    Amend or waive any provision of this Charter.

          TERMS OF CONVERSION OR EXCHANGE

          Immediately upon the close of business on March 31, 2005, if the REIT Election Date has not occurred, all outstanding shares of Class B Common Stock (or scrip for Class B Common Stock) shall be converted automatically into the same number of shares of Class A Common Stock (or scrip for Class A Common Stock) without any further action by the holders of such shares of Class B Common Stock and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent.

          Under certain circumstances in order to maintain the Share Ownership Limit and continue to qualify as a REIT, shares of both the Class A Common Stock and Class B Common Stock shall automatically and without further action be converted into shares of Excess Stock, and shares of Excess Stock shall be converted into shares of Class A Common Stock and Class B Common Stock. See "MODIFICATIONS OF SECURITIES".



                           MODIFICATION OF SECURITIES

          The following is a summary description of differences between the authorized shares of presently existing Common Stock and the Class A Common Stock. The summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the Articles and the Amendment.

          Currently, there are three million (3,000,000) authorized shares of Common Stock ($1.00 par value). On and after the Amendment Effective Date, there will be six million (6,000,000) authorized shares of Class A Common Stock ($.01 par value). Each share of Common Stock authorized immediately prior to the effectiveness of the Amendment shall automatically and without any further action on the part of the Company or the holders thereof be reclassified as Class A Common Stock and from and after the Amendment Effective Date, each holder of Common Stock shall be a holder of Class A Common Stock.

          DESCRIPTION OF MATERIAL DIFFERENCES

          Unlike the presently existing Common Stock, the Class A Common Stock will be subject to certain share ownership and transfer limitations. No Person (other than an Exempt Person or an Exempt Organization) may at any time directly or indirectly acquire or hold beneficial ownership of that number of shares of any class or series of Common Stock the aggregate value of which at any time exceeds the Share Ownership Limit. The Share Ownership Limit shall terminate automatically without any further action of the Company if the REIT Election Date has not occurred by March 31, 2005.

          Class A Common Stock is freely transferable by the record owner thereof, subject to the Share Ownership Limit and provided that any purported acquisition or transfer of Class A Common Stock that would result in the disqualification of the Company as a REIT shall be void, except to the extent necessary to give effect to the settlement of any transaction entered into through the facilities of NASDAQ NMS or any national or regional stock exchange. Any purported transfer of Class A Common Stock that, if effective, would result in a violation of the Share Ownership Limit shall be void as to the transfer of that number of shares of Class A Common Stock that would otherwise be beneficially owned by a shareholder in violation of the Share Ownership Limit, the intended transferee of such shares shall acquire no rights therein and the transfer of such shares will not be reflected on the Company's Stock record books. A "transfer" of shares of Stock shall mean any sale, transfer, gift, hypothecation, pledge, assignment, or other disposition, whether voluntary or involuntary, by operation of law or otherwise.

          Any time there is a purported transfer of Class A Common Stock or Class B Common Stock or a change in the capital structure of the Company (including any redemption of Excess Stock) as a result of which any person (other than an Exempt Person and an Exempt Organization) would beneficially own Class A Common Stock and Class B Common Stock in excess of the Share Ownership Limit, such purported transfer shall cause shares of the Class A Common Stock of such person in excess of the Share Ownership Limit to automatically and without further action be converted into an equal number of shares of Excess Stock, provided that if the conversion of all of such person's shares of Class A Common Stock into Excess Stock would not reduce such person's aggregate share ownership below the Share Ownership Limit, then, after all of such person's shares of Class A Common Stock have been converted into Excess Stock, that number of such Person's shares of Class B Common Stock sufficient to bring such Person's aggregate Common Stock ownership below the Share Ownership Limit shall automatically and without further action be converted into an equal number of shares of Excess Stock. Such conversion shall be effective as of the close of business on the business day prior to the date of the purported transfer of Class A Common Stock or Class B Common Stock or the change in capital structure. Such shares of Excess Stock shall be deemed to have been transferred to the Company as trustee for the benefit of the individual or individuals to whom such Excess Stock can ultimately be transferred without violating the Share Ownership Limit. The transferor of Excess Stock shall have no rights in such Excess Stock except the right to designate a transferee of its interest in the trust.

          The purported transferee of shares of Class A Common Stock or Class B Common Stock that are converted into Excess Stock may freely designate a transferee of the interest in the trust that represents such shares of Excess Stock if (a) the Excess Stock held in the trust and represented by the trust interest to be transferred would not be Excess Stock in the hands of the designated transferee of the trust interest and (b) the transferor of the trust interest does not receive a price for the trust interest in excess of the price such transferor paid for the shares that resulted in the Excess Stock represented by the trust interest (or, if no consideration was paid, the aggregate market price of such shares). All shares of Excess Stock shall be deemed to have been offered to the Company at a price per share equal to the lesser of the price per share paid in the transaction that created such Excess Stock and the market price of such shares.

          An important exception to the Share Ownership Limit is that Exempt Persons (and their heirs and donees) may retain their current ownership percentage provided that if such ownership percentage is reduced (by sale, transfer, dilution or otherwise), it may not thereafter increase. Once any Exempt Person's ownership percentage falls below the Share Ownership Limit, such Exempt Person shall thereafter be treated as any other holder of the Company's securities.

          REASONS FOR MODIFICATIONS

          These modifications are necessary to position the Company to elect and thereafter maintain its status as a REIT, if and when the Company elects to become a REIT. See "REASON FOR THE AMENDMENT."

                REASONS FOR FURNISHING THE INFORMATION STATEMENT

          This Information Statement is being furnished by the Company solely to provide information to the holders of the Common Stock. It is not and is not to be construed as, an inducement or encouragement to buy or sell any securities of the Company. The information contained in the Information Statement is believed by the Company to be accurate as of the date set forth on its cover. Changes may occur after that date, and the Company will not update the information except in the normal course of its respective public disclosure practices and requirements. Specifically, but without limiting the generality of the foregoing, nothing in this Information Statement should be deemed a commitment by the Company to make a REIT Election and no such commitment is intended. The Company makes no assurances that it will qualify as a REIT or that it is or will be in the best interests of the Company or its shareholders to become a REIT.

                                  OTHER MATTERS

          No business other than that specifically described herein has been proposed for consideration by the Company's shareholders.

          The Company is subject to the reporting requirements of the Exchange Act and, accordingly, is required to file reports and other information with the SEC relating to its business, financial condition and other matters. The Company's financial statements, and other information, are required to be disclosed in proxy statements distributed to its shareholders or other reports filed by it with the SEC. These reports, proxy statements and other information are available for inspection at the public reference rooms of the SEC located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional office of the SEC located at 73 Tremont Street, Suite 600, Boston, MA 02108-3912. Copies can also be obtained, by mail, upon payment of the SEC's customary charges, by writing to the SEC's main office at 450 Fifth Street, N.W., Washington, D.C. 20549. This material is also available free of charge through the Internet at the SEC's website at http://www.sec.gov, and may be requested from the Company at 100 Dexter Road, Providence, Rhode Island 02914.

                                   By Order of the Board of Directors

                                   /s/ Stephen J. Carlotti

                                   Stephen J. Carlotti
                                   Secretary

Dated:  November 14, 2001

                                    Exhibit A
                                       to
                              Information Statement


Filing Fee:  $70.00                                   ID Number: _______________

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
                        Office of the Secretary of State
                              Corporations Division
                              100 North Main Street
                       Providence, Rhode Island 02903-1335

                              BUSINESS CORPORATION


                        RESTATE ARTICLES OF INCORPORATION


Pursuant to the provisions of Section 7-1.1-59 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Restated Articles of
Incorporation:

1. The name of the corporation is: Capital Properties, Inc.

2. The period of its duration is (if perpetual, so state): perpetual.

3. The specific purpose or purposes which the corporation is authorized to pursue are:

See Item 3 of Exhibit A, incorporated herein by reference.

4. The aggregate number of shares which the corporation has authority to issue is:

          (a) If only one class: Total number of shares not applicable (If the authorized shares consist of one class only state the par value of such shares or a statement that all of such shares are to be without par value.):

                                       or

          (b) If more than one class: Total number of shares of all classes of stock 7,300,000 (State (A) the number of shares of each class thereof that are to have a par value and the par value of each share of each such class, and/or
(b) the number of such shares that are to be without par value, and (C) a statement of all or any of the designations and the powers, preferences and rights, including voting rights, and the qualifications, limitations or restrictions thereof, which are permitted by the provisions of Chapter 7-1.1 of the General Laws, 1956, as amended, in respect of any class or classes of stock of the corporation insofar as the same are fixed in the articles of incorporation, and a statement of any authority vested in the board of directors to establish series and fix and determine the variations in the relative rights and preferences as between series.):

          See Item 4 of Exhibit A, incorporated herein by reference.

5. Existing provisions, if any, dealing with the preemptive right of shareholders pursuant to Section 7-1.1-24 of the General Laws, 1956, as amended:

          See Item 5 of Exhibit A, incorporated herein by reference.

6. Existing provisions, if any, for the regulation of the internal affairs of the corporation are:

          See Item 6 of Exhibit A, incorporated herein by reference.

7. The restated articles of incorporation correctly set forth without change the corresponding provisions of the articles of incorporation, as heretofore amended, and supersede the original articles of incorporation and all amendments thereto.

8. As required by Section 7-1.1-59 of the General Laws, the corporation has paid all fees and franchise taxes.

9. Date when restated articles of incorporation are to become (not prior to, nor more than 30 days after, the filing of restated articles) upon filing.

Date:______________________          Capital Properties, Inc.
                                        Print Corporate Name


                                     By:________________________________________
                                        President or Vice President (check one)

                                                          AND

                                     By:________________________________________
                                        Secretary or Asst. Secretary (check one)

STATE OF _______________________
COUNTY OF ______________________

          In ________________________, on this _______ day of __________,
_______, personally appeared before me ____________________ who, being by me first duly sworn, declared that he/she is the ________________________ of the corporation and that he/she signed the foregoing document as such officer of the corporation, and that the statements herein contained are true.

                                     ___________________________________________
                                     Notary Public
                                     My Commission Expires:_____________________

                                    EXHIBIT A

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                            CAPITAL PROPERTIES, INC.

THIRD: THE SPECIFIC PURPOSE OR PURPOSES WHICH THE CORPORATION IS AUTHORIZED TO PURSUE ARE:

                  (a) Purposes and Powers. The purpose or purposes which the Corporation is authorized to pursue are to buy, sell, hold and otherwise deal in the shares of stock and other securities of any other corporation or corporations, and to conduct any and all lawful business for which corporations may be incorporated under the Rhode Island Business Corporation Act (as amended or supplemented from time to time, the "RIBCA"). The foregoing purposes shall be in no way limited or restricted by reference to, or inference from, the terms of any other provision of the Corporation's Articles of Incorporation (as amended, restated or supplemented from time to time, the "CHARTER"), and each shall be regarded as independent. The foregoing purposes are also to be construed as powers of the Corporation, and shall be in addition to and not in limitation of the general powers of corporations under the laws of the State of Rhode Island.

                  (b) Real Estate Investment Trust. Without limiting the generality of the foregoing purpose, business and objects, at such time or times as the Board of Directors of the Corporation determines that it is in the interest of the Corporation and its shareholders that the Corporation engage in the business of, and conduct its business and affairs so as to qualify as, a real estate investment trust (as that phrase is defined under Section 856 of the Internal Revenue Code of 1986, as amended (the "CODE"), and all references to any provision of such Code shall be deemed to be references to any amendment, modification or successor provision thereof), the purpose of the Corporation shall include engaging in the business of a real estate investment trust ("REIT"). This reference to such purpose shall not make unlawful or unauthorized any otherwise lawful act or activity that the Corporation may take that is inconsistent with such purpose.

FOURTH: THE AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION HAS AUTHORITY TO ISSUE IS:

         I.       AUTHORIZED STOCK

                  (a) The total number of shares of stock of all classes of stock that the Corporation shall have the authority to issue is Seven Million Three Hundred Thousand (7,300,000). The classes and aggregate number of shares of stock and par value of each class which the Corporation shall have authority to issue are as follows: (1) Six Million

         (6,000,000) shares of Class A Common Stock, $0.01 par value per share ("CLASS A COMMON STOCK"); (2) Three Hundred Thousand (300,000) shares of Class B Common Stock, $0.01 par value per share ("CLASS B COMMON STOCK" and, together with the Class A Common Stock, the "COMMON STOCK"); and (c) One Million (1,000,000) shares of excess Common Stock, $0.01 par value per share ("EXCESS STOCK"). To the extent permitted by Rhode Island law, the Board of Directors, without any action by the shareholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of Common Stock or the number of shares of Common Stock of any class or series that the Corporation has authority to issue.

                  (b) If the Board of Directors authorizes the creation of any class of equity interests other than Common Stock, and such class of equity interests will not be "publicly-offered securities" (as defined in Section 2510.3-101 of the U.S. Department of Labor Regulations (as in existence on the date hereof and as amended, modified or supplanted hereafter, the "DOL REGULATIONS"), the Board of Directors will limit the equity participation in such class by "benefit plan investors" (which means any employee benefit plan as defined in section 3(3) of the Employees Retirement Income Security Act of 1974, as amended, or any plan described in section 4975(c) of the Code), so that their participation will not become "significant" (as defined in the DOL Regulations).

         II.      RANKING, DIVIDENDS, RIGHTS ON LIQUIDATION AND VOTING

                  (a) Ranking. Notwithstanding anything to the contrary contained in this Charter, except as may be specifically provided for herein, the Class A Common Stock and the Class B Common Stock are to be pari passu in all respects.

                  (b) Dividend Rights. The holders of shares of Common Stock shall be entitled to receive such dividends as may be authorized by the Board of Directors out of assets legally available therefor.

                  (c) Rights Upon Liquidation or Merger. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Common Stock shall be entitled to receive, ratably with each other holder of shares of Common Stock or Excess Stock resulting from the conversion of Common Stock, that portion of the assets of the Corporation available for distribution to the holders of its Common Stock and Excess Stock as the number of shares of Common Stock and/or Excess Stock held by such holders bears to the total number of shares of Common Stock and Excess Stock then outstanding. In the event of a merger or consolidation of the Corporation with or into any other Person, the Board of Directors may in its discretion, immediately prior to the closing of such transaction, (i) redeem any outstanding Excess Stock in accordance with the provisions of Article SIXTH, Section II(e)(vii) hereof (except such provisions limiting the time in which the Corporation may exercise its redemption rights), (ii) convert such shares of Excess Stock into shares of Class A Common Stock or Class B Common Stock (as applicable), (iii) make appropriate arrangements for the surviving entity in any such transaction to create a like class of shares to be held in trust in substantially the same manner as the Excess Stock to exchange for such Excess Stock in such transaction, or
         (iv) make such other
         arrangements with respect to the Excess Stock as the Board of Directors deems appropriate.

                  (d) Voting Rights. Except as specifically set forth below, or as otherwise required by law, the holders of Class A Common Stock and the holders of Class B Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the shareholders of the Corporation. The holders of shares of Common Stock shall be entitled to vote on all matters submitted to the holders of Common Stock for a vote, at all meetings of the shareholders, and each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock held by such shareholder.

                  (e) Conversion. Shares of Common Stock shall automatically and without further action be converted into shares of Excess Stock, and shares of Excess Stock shall be converted into shares of Common Stock, at the times and in the manner provided in Article SIXTH, Section II(e) hereof. Such conversions shall not require the tender, cancellation or issuance of any certificate representing such shares of Excess Stock or Common Stock

         III.     CLASS A COMMON STOCK

                  (a) Automatic Conversion. Each share of common stock, par value of $1.00, of the Corporation ("OLD COMMON STOCK") authorized immediately prior to the Amendment Effective Date (as hereinafter defined) shall automatically and without any further action on the part of the Corporation or the holders thereof be reclassified as Class A Common Stock and from and after the Amendment Effective Date, each holder of Old Common Stock shall be a holder of Class A Common Stock.

                  (b) Class A Directors. Effective fifteen (15) days following the date that the Corporation makes a public announcement or other notice to the shareholders that the Board of Directors of the Corporation has passed a resolution electing to be taxed as a REIT (the date of such announcement or notice being referred to herein as the "REIT ELECTION DATE"), the holders of the Class A Common Stock, voting as a separate class, shall be entitled to elect one-third (-1/3) of the membership of the Board of Directors, or if the membership of the Board of Directors is not evenly divisible by three (3), the number of members equal to the whole numbers resulting from dividing the total authorized number of Directors by three (3) and rounding the result up to the nearest whole number (the "CLASS A Directors"). At any annual or special meeting of the Corporation held for the purpose of electing Directors, the presence in person or by proxy of the holders of a majority of the then outstanding shares of Class A Common Stock shall constitute a quorum for the election of the Class A Directors. The holders of at least a majority of the then outstanding shares of Class A Common Stock (voting as a separate class) present in person or by proxy at any meeting relating to the election of Directors (calculated after the determination of a quorum) shall then be entitled to elect the Class A Directors.

                  (c) Major Corporate Actions. In addition to those matters which Rhode Island law requires the separate class vote of the holders of the Class A Common Stock, as of and following the REIT Election Date, the Corporation will not, without the consent of the holders of a majority (or such greater amount as may be required by law) of the Class A Common Stock, voting as a separate class, take any of the following actions (each, a "MAJOR CORPORATE ACTION"):

                           (i) Mergers, Consolidations, Sales of Assets. Merge
                  or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of related transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any corporation, limited liability company, partnership, trust or any other entity of any kind or nature whatsoever or natural person (each a "PERSON"), or enter into any agreement to do any of the foregoing, or permit any subsidiary to do so, except that any wholly owned subsidiary may merge into or consolidate with or transfer substantially all of its assets to the Corporation or any other wholly owned subsidiary.

                           (ii) Liquidation. Liquidate, dissolve or effect a
                  recapitalization or reorganization in any form of transaction.

                           (iii) Amendments to Charter. Amend or waive any
                  provision of this Charter.

         IV.      CLASS B COMMON STOCK

                  (a) Class B Directors. Effective fifteen (15) days following the REIT Election Date, the holders of the Class B Common Stock, voting as a separate class, shall be entitled to elect all of the membership of the Board of Directors other than those elected by the holders of the Class A Common Stock (the "CLASS B DIRECTORS"). At any annual or special meeting of the Corporation held for the purpose of electing Directors, the presence in person or by proxy of the holders of a majority of the then outstanding shares of Class B Common Stock shall constitute a quorum for the election of the Class B Directors. The holders of at least a majority of the then outstanding shares of Class B Common Stock (voting as a separate class) present in person or by proxy at any meeting relating to the election of Directors (calculated after the determination of a quorum) shall then be entitled to elect the Class B Directors.

                  (b) Major Corporate Actions. In addition to those matters which Rhode Island law requires the separate class vote of the holders of the Class B Common Stock, as of and following the REIT Election Date, the Corporation will not, without the consent of the holders of a majority (or such greater amount as may be required by law) of the Class B Common Stock, voting as a separate class, take any Major Corporate Action.

                  (c) Automatic Conversion Upon Failure or Revocation of REIT Election.

                           (i) Immediately upon the close of business on March
                  31, 2005, if the REIT Election Date has not occurred, all outstanding shares of Class B Common Stock shall be converted automatically into the same number of shares of Class A Common Stock without any further action by the holders of such shares of Class

                  B Common Stock and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

                           (ii) Surrender of Certificates Upon Automatic
                  Conversion. Upon the occurrence of the conversion event specified in the immediately preceding subsection (i), the holders of Class B Common Stock shall, upon notice from the Corporation, surrender the certificates representing such shares at the office of the Corporation or of its transfer agent. Thereupon, there shall be issued and delivered to such holder a certificate or certificates for the same number of shares of Class A Common Stock. The Corporation shall not be obligated to issue such certificates unless certificates evidencing the shares of Class B Common Stock being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

         V.       EXCESS STOCK

         The voting, distribution, redemption and certain other rights, qualifications and limitations of shares of Excess Stock are set forth in Article SIXTH, Section II(e) hereof. Excess Stock is intended to be treated as a separate class of Common Stock for purposes of applying Section 562(c) of the Code relating to preferential dividends.

         VI.      DIVIDENDS OR DISTRIBUTIONS

         The Directors may from time to time authorize the payment to shareholders of such dividends or distributions in cash, property or other assets of the Corporation or in securities of the Corporation or from any other source as the members of the Board of Directors of the Corporation in their discretion shall determine.
         VII.     ISSUANCE OF STOCK

         The Board of Directors may authorize the issuance from time to time of shares of Stock of any class, whether now or hereafter authorized, or securities or rights convertible into shares of Stock, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a share split or dividend), subject to such restrictions or limitations, if any, as may be set forth in the By-laws.

FIFTH: EXISTING PROVISIONS, IF ANY, DEALING WITH THE PREEMPTIVE RIGHT OF SHAREHOLDERS PURSUANT TO SECTION 7-1.1-24 OF THE GENERAL LAWS, 1956, AS AMENDED:

         No holder of any Common Stock or any other securities of the Corporation whether now or hereafter authorized, shall have any preferential or preemptive rights to subscribe for or purchase any unissued or treasury stock or any other securities of the Corporation, except as otherwise provided by the Board of Directors or as may be provided otherwise by contract

SIXTH: EXISTING PROVISIONS, IF ANY, FOR THE REGULATION OF THE INTERNAL AFFAIRS OF THE CORPORATION ARE:

         I.       BOARD OF DIRECTORS

                  (a) Number. The number of Directors of the Corporation shall be five (5), which number may be increased or decreased pursuant to the By-laws; provided, however, that the number of Directors shall never be more than twelve (12) nor less than three (3) and at the first annual or special meeting called for purposes of electing Directors following the REIT Election Date, the number of Directors shall be evenly divisible by three (3); and further provided that the tenure of office of a Director shall not be affected by any decrease in the number of Directors. Each Director shall serve until the next annual meeting of shareholders and until his or her successor is elected and qualifies. Following the REIT Election Date, any vacancy in the Board of Directors caused by increase in the number of Directors shall be classified as a Class A Director vacancy or a Class B Director vacancy. Each Class A Director vacancy shall be filled in the same manner as a vacancy of a Class A Director resulting from his or her death, resignation, retirement, disqualification, removal from office or any other cause as set forth in paragraph (b) below. Each Class B Director vacancy shall be filled in the same manner as a vacancy of a Class B Director resulting from his or her death, resignation, retirement, disqualification, removal from office or any other cause as set forth in paragraph (b) below. When classifying a vacancy, the Board of Directors shall, to the extent practicable, maintain the ratio of Class A Directors to Class B Directors such that one-third (-1/3) of the membership of the Board of Directors, or if the membership of the Board of Directors (including the vacancy caused by the increase in the number of Directors) is not evenly divisible by three (3), the number of members equal to the whole number resulting from dividing the total number of authorized Directors by three (3) and rounding the result up to the nearest whole number shall be Class A Directors and the remaining shall be Class B Directors.

                  (b) Election. Beginning with the annual meeting of shareholders in 2002 and at each succeeding annual meeting of shareholders, the Director(s) will be elected to hold office for a term expiring at the next annual meeting by a vote of a plurality of all the votes cast on the matter at a meeting of shareholders at which a quorum is present. No cumulative voting in the election of Directors is permitted. Each Director will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualifies. Any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, an increase in the authorized number of Directors or other cause shall be filled by the affirmative vote of a plurality of all the votes cast on the matter at a meeting of shareholders or by a majority of the remaining Directors then in office (except that a vacancy resulting from an increase in the number of Directors shall be filled by a majority of the entire Board of Directors); provided, however, that on the REIT Election Date, the members of the Board of Directors shall classify themselves into Class A Directors and Class B Directors with one-third (-1/3) of the membership of the Board of Directors, or if the membership of the Board of Directors is not evenly divisible by three
         (3), the number of members equal to the whole numbers resulting from dividing the total authorized number of Directors by three (3) and rounding the result up to the nearest whole number being Class A Directors and the remainder of the membership being Class B Directors. Following the REIT Election Date, (i) any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause of a Class A Director shall be filled by the affirmative vote of a plurality of all the votes of holders of Class A Common Stock cast on the matter at a meeting of shareholders or by a majority of the remaining Class A Directors then in office and (ii) any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause of a Class B Director shall be filled by the affirmative vote of a plurality of all the votes of holders of Class B Common Stock cast on the matter at a meeting of shareholders or by a majority of the remaining Class B Directors then in office.

                  (c) Resignation, Removal or Death. Any Director may resign from the Board of Directors or any committee thereof at any time by written notice to the Board of Directors, effective upon execution and delivery to the Corporation of such notice or upon any future date specified in the notice. A Director may be removed from office without cause at a meeting of the shareholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Common Stock then outstanding and entitled to vote generally in the election of Directors, provided, however, that a Class A Director may be removed only by the affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock and a Class B Director may be removed only by the affirmative vote of holders of a majority of the outstanding shares of Class B Common Stock.

                  (d) Powers. Subject to the express limitations herein or in the By-laws, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The Board of Directors shall have and may exercise all the rights, powers and privileges of the Corporation except those that are, by law, this Charter or the By-laws, conferred upon or reserved to the shareholders.

         II.      LIMITATIONS ON TRANSFER AND OWNERSHIP

                  (a) Limitations on Transfer. Stock shall be freely transferable by the record owner thereof, subject to the provisions of paragraph (b) below and provided that any purported acquisition or transfer of Common Stock that would result in the Corporation's Common Stock being beneficially owned by fewer than one hundred twenty (120) Persons or would otherwise cause the disqualification of the Corporation as a REIT shall be void ab initio, except to the extent necessary to give effect to paragraph (j) below. Any purported transfer of Stock that, if effective, would result in a violation of paragraph
         (b) below (unless excepted from the application of such paragraph (b) pursuant to paragraph (f) below) shall be void ab initio as to the transfer of that number of shares of Stock that would otherwise be beneficially owned by a shareholder in violation of paragraph (b) below, the intended transferee of such shares shall acquire no rights therein and the transfer of such shares will not be reflected on the Corporation's Stock record books. For purposes of this Article SIXTH,
         Section II, a "transfer" of shares of Stock shall mean any sale, transfer, gift, hypothecation, pledge, assignment, or other disposition, whether voluntary or involuntary, by operation of law or otherwise.

                  (b) Limitations on Ownership. On and after October 30, 2001, except as provided in paragraph (f) below, no Person shall at any time directly or indirectly acquire or hold beneficial ownership of that number of shares of any class or series of Common Stock the aggregate value of which at any time exceeds 5.0% of the aggregate value of all outstanding Common Stock of the Corporation (the "SHARE OWNERSHIP LIMIT"). In determining the beneficial ownership of any Person, the constructive ownership rules of Section 544 of the Code, as modified by
         Section 856(h) of the Code, shall apply. For purposes of this paragraph
         (b), (i) the value of any shares of Stock shall be determined in the manner established by the Board of Directors, and (ii) a Person shall be deemed to be the beneficial owner of the Stock that such person (A) actually owns, (B) constructively owns after applying the rules of
         Section 544 of the Code as modified in the case of a REIT by Section 856(h) of the Code, or (C) has the right to acquire upon exercise of outstanding rights, options and warrants, and upon conversion of any securities convertible into or exchangeable for Stock, if any. The Share Ownership Limit shall terminate automatically without any further action of the Corporation if the REIT Election Date has not occurred by March 31, 2005.

                  (c) Shareholder Information. Each shareholder shall, upon demand of the Corporation disclose to the Corporation in writing such information with respect to his or its direct and indirect beneficial ownership of the Common Stock as the Board of Directors in its discretion deems necessary or appropriate in order that the Corporation may fully comply with all provisions of the Code relating to REITs and all regulations, rulings and cases promulgated or decided thereunder (the "REIT PROVISIONS") and to comply with the requirements of any taxing authority or governmental agency. In the event that any shareholder fails or refuses to comply with a demand of the Corporation with respect to his, her or its direct and indirect beneficial ownership of the Common Stock, then the Board of Directors may convert all, or any lesser number, of such shareholder's shares of Common Stock as it, in its sole and absolute discretion, deems necessary or appropriate into Excess Stock in accordance with the procedures set forth in paragraph (e) below.

                  (d) Transferee Information. Whenever the Board of Directors deems it reasonably necessary to protect the tax status of the Corporation as a REIT under the REIT Provisions, the Board of Directors may require a statement or affidavit from each shareholder or proposed transferee of Common Stock setting forth the number of shares of Common Stock already beneficially owned by such proposed transferee and any related person specified by the Board of Directors. If, in the opinion of the Board of Directors, any proposed transfer may jeopardize the qualification of the Corporation as a REIT, the Board of Directors shall have the right, but not the duty, to refuse to permit the transfer of such Common Stock to the proposed transferee. All contracts for the sale or other transfer of Common Stock shall be subject to this paragraph (d).

                  (e) Excess Stock.

                           (i) Conversion into Excess Stock. Shares of Common
                  Stock shall be converted into Excess Stock in accordance with subparagraphs (A) and (B) below. All shares of Common Stock converted into shares of Excess Stock shall revert to the Corporation, subject to the provisions of subsection (ii) hereof.

                                    (A) If, notwithstanding the other provisions
                           contained in this Article SIXTH, Section II, at any time there is a purported transfer of Common Stock or a change in the capital structure of the Corporation (including any redemption of Excess Stock pursuant to subsection (vii) hereof) as a result of which any Person would beneficially own Common Stock in excess of the Share Ownership Limit, then, except as otherwise provided in Article SIXTH, Section II(f) hereof, shares of the Class A Common Stock of such Person in excess of the Share Ownership Limit (rounded up to the nearest whole share) shall automatically and without further action be converted into an equal number of shares of Excess Stock, provided that if the conversion of all of such Person's shares of Class A Common Stock into Excess Stock would not result in such Person's aggregate Common Stock ownership being below the Share Ownership Limit, then, after all of such Person's shares of Class A Common Stock have been converted into Excess Stock, that number of such Person's shares of Class B Common Stock sufficient to bring such Person's aggregate Common Stock ownership below the Share Ownership Limit shall automatically and without further action be converted into an equal number of shares of Excess Stock. Such conversion shall be effective as of the close of business on the business day prior to the date of the purported transfer of Common Stock or the change in capital structure.

                                    (B) If, notwithstanding the other provisions
                           contained in this Article SIXTH, Section II, at any time there is a purported transfer of Common Stock or a change in the capital structure of the Corporation (including any redemption of Excess Stock pursuant to subsection (vii) hereof) as a result of which the number of shares of Common Stock held by an Exempt Person (as hereinafter defined) would exceed such Exempt Person's Share Exemption (as hereinafter defined), then, except as otherwise provided in Article SIXTH, Section II(f) hereof, shares of the Class A Common Stock of such Exempt Person in excess of such Exempt Person's Share Exemption (rounded up to the nearest whole shares) shall automatically and without further action be converted into an equal number of shares of Excess Stock, provided that if the conversion of all of such Exempt Person's shares of Class A Common Stock into Excess Stock would not result in such Exempt Person's aggregate Common Stock ownership being below such Exempt Person's Share Exemption, then, after all of such Exempt Person's shares of Class A Common Stock have been converted into for Excess Stock, that number of such Exempt Person's shares of Class B Common Stock sufficient to bring such Person's aggregate Common Stock ownership below such Exempt Person's Share Exemption shall automatically and without further action be converted into an equal number of shares of Excess Stock. Any such conversion shall be effective as of the close of business on the business day prior to the date of the purported transfer of Common Stock or the change in capital structure.

                           (ii) Ownership in Trust. Upon any purported transfer
                  of Common Stock that results in a conversion of Common Stock into Excess Stock pursuant to subsection (i) above, such shares of Excess Stock shall be deemed to have been transferred to the Corporation as trustee of a separate trust for the exclusive benefit of the Person or Persons to whom such Excess Stock can ultimately be transferred without violating the Share Ownership Limit. Shares of Excess Stock so held in trust shall be issued and outstanding Stock of the Corporation. The purported transferee of Excess Stock shall have no rights in such Excess Stock, except the right to designate a transferee of its interest in the trust created under this subsection (ii) upon the terms specified in subsection (vi) below. If any of the restrictions on transfer set forth in this Article SIXTH, Section II are determined to be void, invalid or unenforceable by virtue of any legal decision, statute, rule or regulation, then the intended transferee of any Excess Stock may be deemed, at the option of the Corporation, to have acted as an agent on behalf of the Corporation in acquiring the Excess Stock and to hold the Excess Stock on behalf of the Corporation.

                           (iii) Dividend Rights. Excess Stock shall not be
                  entitled to any dividends. Any dividend or distribution paid prior to the discovery by the Corporation that shares of Common Stock have been converted into Excess Stock shall be repaid to the Corporation upon demand, and any dividend or distribution declared but unpaid shall be rescinded as void ab initio with respect to such shares of Excess Stock. In the event any shareholder fails or refuses to repay to the Corporation upon demand any dividend or distribution improperly paid with respect to Common Stock which had been converted into Excess Stock, the Corporation shall have the right to offset the entire amount of such improper dividend or distribution against any future dividend, distribution or liquidation payment to which such shareholder otherwise would have been entitled.

                           (iv) Rights Upon Liquidation. In the event of any
                  voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, the trustee holding any shares of Excess Stock shall be entitled to receive, ratably with each other holder of shares of Common Stock or Excess Stock, that portion of the assets of the Corporation available for distribution to the holders of Common Stock and Excess Stock as the number of shares of Excess Stock held by such holder bears to the total number of shares of Common Stock and Excess Stock then outstanding. The Corporation, as the holder of all Excess Stock in one or more trusts, or, if the Corporation shall have been dissolved, any trustee appointed by the Corporation prior to its dissolution, shall distribute to each transferee of an interest in such a trust pursuant to subsection (ii) above, when determined, any assets received in any liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation in respect of the Excess Stock held in such trust and represented by the trust interest transferred to such transferee.

                           (v) Voting Rights. Holders of shares of Excess Stock
                  shall not be entitled to any voting rights with respect to such shares. The shares of Excess Stock will not be considered to be issued or outstanding for purposes of any Stockholder vote or for purposes of determining a quorum for such a vote. Subject to Rhode Island law, effective as of the date of any transfer of Common Stock (or any change in the capital structure of the Corporation) that results in a conversion into Excess Stock pursuant to subsection (i) above, any vote cast by the transferee of Excess Stock prior to the discovery by the Corporation that the shares of Common Stock are held in violation of the Share Ownership Limit shall be rescinded as void; provided, however, that if the Corporation has already taken irreversible corporate action, then such vote shall not be deemed rescinded. Notwithstanding the provisions of this Article SIXTH, Section II, until the Corporation has received notification that shares of Common Stock are held in violation of the Share Ownership Limit, the Corporation shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

                           (vi) Restrictions on Transfer. Excess Stock shall not
                  be transferable. The purported transferee of any shares of Common Stock that are converted into Excess Stock pursuant to subsection (i) above may freely designate a transferee of the interest in the trust that represents such shares of Excess Stock, if (A) the shares of Excess Stock held in the trust and represented by the trust interest to be transferred would not be Excess Stock in the hands of the designated transferee of the trust interest and (B) the transferor of the trust interest does not receive a price for the trust interest in excess of (x) the price such transferor paid for the Stock in the purported transfer of Stock that resulted in the Excess Stock represented by the trust interest, or (y) if such transferor did not give value for such Common Stock (e.g., the shares were received through a gift, devise or other transaction) a price equal to the aggregate Market Price (as defined in subsection (vii) below) for all shares of the Common Stock that were converted into Excess Stock on the date of the purported transfer that resulted in the Excess Stock. No interest in a trust may be transferred unless the transferor of such interest has given advance notice to the Corporation of the intended transferee and the Corporation has agreed in writing to waive its redemption rights under subsection (vii) below. Upon the transfer of an interest in a trust in compliance with this subsection (vi), the corresponding shares of Excess Stock that are represented by the transferred interest in the trust shall be automatically converted into an equal number of Shares of Common Stock of the same class and series from which they were originally exchanged and such shares of Common Stock shall be transferred of record to the transferee of the interest in the trust. Upon any exchange of Excess Stock for Common Stock, the interest in the trust representing such Excess Stock shall automatically terminate.

                           (vii) Corporation's Redemption Right. All shares of
                  Excess Stock shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (A) the price per share of Stock in the transaction that created such Excess Stock (or, in the case of devise or gift, the Market Price per share of such Common Stock at the time of such devise or gift) or (B) the Market Price per share of Common Stock of the class of Stock from which such Excess Stock was converted on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer at any time until the date ninety (90) days after the date on which the purported owner or transferee gives written notice to the Corporation of any event (including, without limitation, redemptions or repurchases of Common Stock by the Corporation) or any purported transfer that results in the exchange of Common Stock for Excess Stock and the nature and amount of all ownership interests, direct or indirect, of record or beneficial of such purported owner or transferee, or, if no such notice is given, the date the Board of Directors determines that a purported transfer resulting in the conversion of Common Stock into Excess Stock has been made. For purposes of this Article SIXTH, Section II, "MARKET PRICE" means for any share of Common Stock, the average daily per share closing sale price of a share of such Common Stock if shares of such Common Stock are listed on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation National Market System (the "NASDAQ NMS"), and if such shares are not so listed or quoted, the Market Price shall be the mean between the average per share closing bid prices and the average per share closing asked prices, in each case during the 10-day period ending on the business day prior to the redemption date, or if there have been no sales on a national securities exchange or on the NASDAQ NMS and no published bid and asked quotations with respect to shares of such Common Stock during such 10-day period, the Market Price shall be the price determined by the Board of Directors in good faith. The redemption payment (determined pursuant to the first sentence of this subsection
                  (vii)) shall be paid to the transferee of the trust interest representing the redeemed Excess Stock on the date the Corporation elects to purchase the Excess Stock.

                  (f) Exceptions to Certain Ownership and Transfer Limitations. The Share Ownership Limit set forth in paragraph (b) above shall not apply to the following shares of Common Stock:

                           (i) Subject to the provisions of paragraph (g) below,
                  shares of Common Stock which the Board of Directors in its sole discretion may exempt from the Share Ownership Limit while owned by a Person who has provided the Corporation with evidence and assurances acceptable to the Board of Directors that the qualification of the Corporation as a REIT would not be jeopardized thereby.

                           (ii) Subject to the provisions of paragraph (g)
                  below, shares of Common Stock acquired and held by an underwriter in a public offering of Common Stock, or in any transaction involving the issuance of Common Stock by the Corporation in which the Board of Directors determines that the underwriter or other person or party initially acquiring such Stock will make a timely distribution of such Stock to or among other holders such that, following such distribution, the Corporation will continue to be in compliance with the REIT Provisions.

                           (iii) Shares of Common Stock acquired pursuant to an
                  all-cash tender offer made for all outstanding shares of Common Stock of the Corporation in conformity with applicable federal and state securities laws where not less than two-thirds (-2/3) of the outstanding Common Stock of each class (not including Common Stock or securities convertible into Common Stock held by the tender offeror and/or any "affiliates" or "associates" thereof within the meaning of the Securities Exchange Act of 1934, as amended) are duly tendered and accepted pursuant to the cash tender offer and where the tender offeror commits in such tender offer, if the tender offer is so accepted by the holders of such two-thirds (-2/3) of the outstanding Common Stock of each class, as promptly as practicable thereafter to give any holders who did not accept such tender offer a reasonable opportunity to put their Common Stock to the tender offeror at a price not less than the price per Share paid for Common Stock tendered pursuant to the tender offer.

                           (iv) Shares of Common Stock held by any Person (an
                  "EXEMPT PERSON") on October 30, 2001, that are in excess of the Share Ownership Limit; provided, however, that if at any time such Exempt Person holds shares of Common Stock less than the Share Ownership Limit, then such Exempt Person shall thereafter no longer be an Exempt Person. Each Exempt Person's "SHARE EXEMPTION" shall be the lesser of (A) the number of shares of Common Stock in excess of the Share Ownership Limit held by an Exempt Person on October 30, 2001 and (B) the lowest number (ratably adjusted for stock splits, reverse stock splits and similar transactions) of shares of Common Stock in excess of the Share Ownership Limit held by such Exempt Person thereafter. No Exempt Person may acquire shares of Common Stock in excess of such Exempt Person's Share Exemption. Any Person that, as a result of the acquisition of shares of Common Stock from and Exempt Person by gift, inheritance or in a transaction in which no consideration was exchanged, holds shares in excess of the Share Ownership Limit shall be deemed to be an Exempt Person, provided, however, that if at any time such Exempt Person holds shares of Common Stock less than the Share Ownership Limit, then such Exempt Person shall thereafter no longer be an Exempt Person.

                           (v) Shares of Common Stock issued by the Corporation
                  pursuant to a stock split, stock dividend or similar transaction in respect of shares of Common Stock excepted from the Share Ownership Limit pursuant to subsection (iv) above.

                           (vi) In determining whether the Share Ownership Limit
                  has been exceeded, shares of Common Stock held by any pension, profit-sharing or stock bonus plans qualified pursuant to Section 401(a) of the Code shall be treated as held directly by its beneficiaries in proportion to their actuarial interests in such plan and shall not be treated as held by such trust.

                           (vii) Any shares held by any Person that in the
                  opinion of counsel to the Corporation will not be deemed to be an individual within the meaning of Section 542 of the Code as modified by Section 856(h) of the Code shall be excluded from the Share Ownership Limit.

                  (g) Authority to Revoke Exceptions to Limitations. The Board of Directors, in its sole discretion may at any time revoke any exception pursuant to subsections (i), (ii) or (vii) of paragraph (f) above in the case of any shareholder, and upon such revocation, the provisions of paragraph (a) above shall immediately become applicable to such shareholder and all Common Stock of which such shareholder may be the beneficial owner. A decision to exempt or refuse to exempt from the Share Ownership Limit the ownership of certain designated shares of Common Stock or to revoke an exemption previously granted shall be made by the Board of Directors in its sole discretion, based on any reason whatsoever, including, but not limited to, the preservation of the Corporation's qualification as a REIT.

                  (h) Controlling Provisions. To the extent this Article SIXTH,
         Section II. may be inconsistent with any other provision of this Charter, this Article SIXTH, Section II shall be controlling.

                  (i) Authority of the Board of Directors. Subject to paragraph
         (j) below, nothing else contained in this Article SIXTH, Section II or in any other provision of this Charter shall limit the authority of the Board of Directors to take such action as it deems necessary or advisable to protect the Corporation and the interests of the shareholders by preservation of the Corporation's qualification as a REIT under the REIT Provisions. In applying the provisions of this Article SIXTH, Section II, the Board of Directors may take into account the lack of certainty in the REIT Provisions relating to the ownership of Common Stock that may prevent a corporation from qualifying as a REIT and may make interpretations concerning the Share Ownership Limit, beneficial ownership and related matters on as conservative a basis as the Board of Directors deems advisable to minimize or eliminate uncertainty as to the Corporation's continued qualification as a REIT. Notwithstanding any other provision of these Articles of Incorporation, if the Board of Directors determines that it is no longer in the best interests of the Corporation and the shareholders for the Corporation to continue to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code.

                  (j) NASDAQ NMS or Stock Exchange. Nothing in this Charter shall preclude the settlement of any transaction entered into through the facilities of NASDAQ NMS or any national or regional stock exchange. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article SIXTH,
         Section II and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article SIXTH,
         Section II.

                  (k) Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article SIXTH, Section II.

                  (l) Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

                  (m) Legend. Each certificate for shares of Common Stock issued after the date of the filing of these Articles of Amendment with, and acceptance thereof by, the Secretary of State of the State of Rhode Island (the "AMENDMENT EFFECTIVE DATE") shall be endorsed with a legend summarizing the restrictions on ownership and transfer contained in this Article SIXTH, Section II or stating that the Corporation will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge.

                  III.     INDEMNIFICATION

                  (a) A Director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of the Director's duty as a Director, except for (i) liability for any breach of the Director's duty of loyalty to the Corporation or its shareholders, (ii) liability for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability imposed pursuant to the provisions of Section 43 of the RIBCA, or (iv) liability for any transaction (other than transactions approved in accordance with Section 37.1 of the RIBCA) from which the Director derived an improper personal benefit. If the RIBCA is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent so permitted. Any repeal or modification of this provision by the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing prior to such repeal or modification.

                  (b) The Directors of the Corporation may include provisions in the By-laws, or may authorize agreements to be entered into with each Director, officer, employee or other agent of the Corporation (an "INDEMNIFIED PERSON"), for the purpose of indemnifying an Indemnified Person in the manner and to the extent permitted by the RIBCA. In addition to the authority conferred upon the Directors of the Corporation by the foregoing paragraph, the Directors of the Corporation may include provisions in its By-laws, or may authorize agreements to be entered into with each Indemnified Person, for the purpose of indemnifying such person in the manner and to the extent provided herein:

                           (i) The By-law provisions or agreements authorized
                  hereby may provide that the Corporation shall, subject to the provisions of this Article, pay, on behalf of an Indemnified Person any Loss or Expenses arising from any claim or claims which are made against the Indemnified Person (whether individually or

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                  jointly with other Indemnified Persons) by reason of any
                  Covered Act of the Indemnified Person.

                                    (A) For the purposes of this Article, when
                           used herein:

                                    "COVERED ACT" means any act or omission of
                           an Indemnified Person in the Indemnified Person's official capacity with the Corporation and while serving as such or while serving at the request of the Corporation as a member of the governing body, officer, employee or agent of another corporation, including, but not limited to corporations which are subsidiaries or affiliates of the Corporation, partnership, joint venture, trust, other enterprise or employee benefit plan.

                                    "DIRECTORS" means any or all of the
                           directors of the Corporation or those one or more shareholders or other persons who are exercising any powers normally vested in the board of directors;

                                    "EXPENSES" means any expenses incurred in
                           connection with the defense against any claim for Covered Acts, including, without being limited to, legal, accounting or investigative fees and expenses or bonds necessary to pursue an appeal of an adverse judgment; and

                                    "LOSS" means any amount which an Indemnified
                           Person is legally obligated to pay for any claim for Covered Acts and shall include, without being limited to, damages, settlements, fines, penalties or, with respect to employee benefit plans, excise taxes;

                           (ii) The By-law provisions or agreements authorized
                  hereby may cover Loss or Expenses arising from any claims made against a retired Indemnified Person, the estate, heirs or legal representative of a deceased Indemnified Person or the legal representative of an incompetent, insolvent or bankrupt Indemnified Person, where the Indemnified Person was an Indemnified Person at the time the Covered Act upon which such claims are based occurred.

                           (iii) Any By-law provisions or agreements authorized
                  hereby may provide for the advancement of Expenses to an Indemnified Person prior to the final disposition of any action, suit or proceeding, or any appeal therefrom, involving such Indemnified Person and based on the alleged commission by such Indemnified Person of a Covered Act, subject to an undertaking by or on behalf of such Indemnified Person to repay the same to the Corporation if the Covered Act involves a claim for which indemnification is not permitted under subsection (iv) below, and the final disposition of such action, suit, proceeding or appeal results in an adjudication adverse to such Indemnified Person.

                           (iv) The By-law provisions or agreements authorized
                  hereby may not indemnify an Indemnified Person from and against any Loss, and the Corporation shall not reimburse for any Expenses, in connection with any claim or claims made against an Indemnified Person which the Corporation has determined to

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                  have resulted from: (1) any breach of the Indemnified Person's duty of loyalty to the Corporation or its shareholders; (2) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (3) action contravening Section 43 of the RIBCA; or (4) a transaction (other than a transaction approved in accordance with Section
                  37.1 of the RICBA) from which the person seeking indemnification derived an improper personal benefit.

                           (v) The agreements authorized hereby may contain such
                  other terms and conditions, consistent with the provisions of this section, as the Board of Directors determines to be necessary or desirable.

         IV.      LIMITATION OF LIABILITY

         To the fullest extent permitted under the RIBCA as in effect on the date of filing these Articles of Amendment or as the RICBA is thereafter amended from time to time, no Director or officer of the Corporation shall be liable to the Corporation or its shareholders for money damages. Neither the amendment or the repeal of this Article, nor the adoption of any other provision in this Charter inconsistent with this Article, shall eliminate or reduce the protection afforded by this Article to a Director or officer of the Corporation with respect to any matter which occurred, or any cause of action, suit or claim which but for this Article would have accrued or arisen, prior to such amendment, repeal or adoption.

         V.       ACTION BY WRITTEN CONSENT

         Pursuant to Section 7-1.1-30.3(b)(1) of the RICBA, and except for actions pursuant to Section 7-1.1-67, 7-1.1-70 or 7-1.1-72 of the RICBA, whenever the vote of the shareholders at a meeting thereof is required or permitted to be taken for and in connection with any corporate action, such action may be taken without a meeting by the written consent of less than all the shareholders entitled to vote thereon if the shareholders who so consent would be entitled to cast at least the minimum number of votes which would be required to take such action at a meeting at which all shareholders entitled to vote thereon are present. Prompt notice of such action so taken shall be given to all shareholders who would have been entitled to vote upon the action if such meeting were held.

         VI.      MISCELLANEOUS

                  (a) Severability. The provisions of this Charter are severable, and if the Board of Directors shall determine that any one or more of such provisions are in conflict with the REIT Provisions, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this Charter, even without any amendment of this Charter pursuant to paragraph (b) below, provided, however, that such determination by the Board of Directors shall not affect or impair any of the remaining provisions of this Charter or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination. If any provision of this Charter or any application of such provision shall be held invalid or unenforceable by any federal or state court having jurisdiction, such holding shall not in any manner affect or render invalid or


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         unenforceable such provision in any other jurisdiction, and the validity of the remaining provisions of this Charter shall not be affected. Other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

                  (b) Amendment. This Charter may be amended from time to time in accordance with Section 7-1.1-59.1 of the RICBA (or any successor provision thereof), provided that no amendment of the provisions of this Charter affecting the rights or privileges of the Class A Common Stock or the Class B Common Stock shall be effective except by vote of a majority of the shares (or such greater amount as shall be required by statute) of the affected class.




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